UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2007
Entertainment Properties Trust
(Exact name of registrant as specified in its charter)

Maryland	1-13561	43-1790877
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
30 West Pershing Road, Suite 201
Kansas City, Missouri 64108
(Address of principal executive office)(Zip Code)
(816) 472-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Agreement Regarding Ownership Limit Waiver
Form of Indemnification Agreement

Item 1.01. Entry into a Material Definitive Agreement.
2007 Equity Incentive Plan
     On May 9, 2007, the shareholders of Entertainment Properties Trust (the “Company”) approved the Entertainment Properties Trust 2007 Equity Incentive Plan (the “Plan”) in the form attached as Appendix A to the Company’s Definitive Proxy Statement for the Company’s 2007 Annual Shareholders Meeting filed with the Securities and Exchange Commission on April 6, 2007. Subsequently on May 9, 2007, the Board of Trustees of the Company approved an amendment to the Plan, pursuant to which the total number of shares of beneficial interest authorized for issuance under the Plan was reduced from 1,500,000 to 950,000. The Company has filed a copy of the Plan, as amended, as Exhibit 10.1 to the Registration Statement on Form S-8 (File No. 333-142831) filed on May 11, 2007.
     The foregoing description of the Plan, as amended, does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Plan, as amended, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.
Indemnification Agreements
     On May 9, 2007, the Company entered into an Indemnification Agreement with each of the following persons (each, an “Indemnitee”):
•	David M. Brain, Chairman, Chief Executive Officer and President;

•	Gregory K. Silvers, Vice President, Chief Operating Officer, General Counsel and Secretary;

•	Mark A. Peterson, Vice President, Chief Financial Officer and Treasurer;

•	Michael L. Hirons, Vice President – Finance; and

•	Each member of the Board of Trustees of the Company, specifically, Barrett Brady, Robert J. Druten, Morgan G. Earnest II and James A. Olson.
     Generally, each Indemnification Agreement provides that the Company will indemnify the Indemnitee to the fullest extent permitted by Maryland law. With respect to certain proceedings other than those by or in the right of the Company, Indemnitee shall be indemnified against all judgments, penalties, fines and amounts paid in settlement and certain other expenses incurred by him or on his behalf in connection with such proceedings by reason of Indemnitee’s corporate status unless it is established that (1) the act or omission of Indemnitee was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (2) Indemnitee actually received an improper personal benefit in money, property or services, or (3) in the case of any criminal proceeding, Indemnitee had reasonable cause to believe that his conduct was unlawful. In addition, Indemnitee shall be entitled to indemnification if, by reason of his corporate status, he is, or is threatened to be, made a party to any proceeding brought by or in the right of the Company to procure a judgment in its favor unless it is established that (1) the act or omission of Indemnitee was material to the matter giving rise to such a proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty or (2) Indemnitee actually received an improper personal benefit in money, property or services.
     The Company will advance certain expenses to an Indemnitee prior to the final disposition of certain claims against the Indemnitee only if the Indemnitee executes and delivers to the Company (i) a statement affirming his belief that the standard of conduct necessary for indemnification under Maryland law and the Indemnification Agreement has been met and (ii) an undertaking to repay any advanced amounts if he is ultimately determined to be not entitled to indemnification under the Indemnification

Agreement or Maryland law. The Indemnification Agreement outlines the process by which an Indemnitee may make a claim for indemnification. The Indemnification Agreement terminates 10 years following the date that the Indemnitee ceases to serve as a trustee, director, manager, officer, employee or agent of the Company or any other entity which Indemnitee served at the request of the Company.
     The foregoing description of the Indemnification Agreements does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Form of Indemnification Agreement which is attached hereto as Exhibit 10.2, and incorporated herein by reference.
Item 8.01. Other Events.
     On May 4, 2007, the Company entered into an Agreement Regarding Ownership Limit Waiver (the “Agreement”) with ING Clarion Real Estate Securities L.P. (“ING”) in connection with the public offering of 4,000,000 shares of the Company’s 7.375% Series D Cumulative Redeemable Preferred Shares (the “Series D Preferred Shares”), par value $0.01 per share. The Agreement, authorized by the Company’s Board of Trustees, waives the ownership limit set forth in the Company’s Amended and Restated Declaration of Trust, as amended, to permit ING, on behalf of certain accounts and institutions, to acquire up to 34% of the Company’s Series D Preferred Shares in the offering. The Company conditioned the waiver upon the receipt of certain undertakings and representations from ING which the Company deemed reasonably necessary in order to determine that the waiver did not adversely affect the Company’s qualification as a REIT.
     The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Agreement, which is attached as Exhibit 4.1 hereto, and is incorporated herein by reference.
     The information in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Agreement Regarding Ownership Limit Waiver, dated May 4, 2007, by and between the Company and ING

10.1	Entertainment Properties Trust 2007 Equity Incentive Plan, as amended (a copy of which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-8 (File No. 333-142831) filed on May 11, 2007 and which is hereby incorporated by reference herein as Exhibit 10.1)

10.2	Form of Indemnification Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT PROPERTIES TRUST
By:	/s/ Mark A. Peterson
Mark A. Peterson
Vice President, Chief Financial Officer and Treasurer

Date: May 14, 2007

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Agreement Regarding Ownership Limit Waiver, dated May 4, 2007, by and between the Company and ING

10.1	Entertainment Properties Trust 2007 Equity Incentive Plan, as amended (a copy of which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-8 (File No. 333-142831) filed on May 11, 2007 and which is hereby incorporated by reference herein as Exhibit 10.1)

10.2	Form of Indemnification Agreement

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